Dividends	12 Months Ended
Dec. 31, 2021
Dividend [Abstract]
Dividends

28. Dividends

On January 20, 2021 Stevanato Group shareholder’s meeting approved the distribution of EUR 11,200 thousand dividends (EUR 0.63 thousand per common share) from “other reserves”.

Following approval of the annual accounts by the shareholders at the Annual General Meeting of the Shareholders on June 11, 2020 a dividend distribution of EUR 0.50 thousand per common share was approved, corresponding to a dividend paid in of EUR 8,900 thousand in 2020. The distribution was made partially from the “other reserve” and from “retained earnings”.

With reference to 2019, on June 28, 2019, Stevanato Group Shareholder's meeting approved the distribution of EUR 6,170 thousand dividends. The distribution was made from the “other reserve”.